SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 20, 2002

AVOCENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-30575	91-2032368
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4991 CORPORATE DRIVE

HUNTSVILLE, ALABAMA 35805

(Address of Principal Executive Offices / Zip Code)

(256) 430-4000

(Registrant’s telephone number, including area code)

Item 5.    Other Events and Regulation FD Disclosures.

                On August 20, 2002, Avocent publicly disseminated a press release announcing that it had completed the acquisition of 2C Computing, Inc.  The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.3 hereto.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits.

99.3         Press Release dated August 20, 2002.

SIGNATURE

                Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVOCENT CORPORATION

Dated: August 20, 2002	By:	/s/ Douglas E. Pritchett
Douglas E. Pritchett Senior Vice President of Finance, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Document	Page Nos.
Press Release dated August 20, 2002	Exhibit 99.3 - 1